Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Municipal Opportunities Fund

On October 17, 2008, BNY Mellon Municipal Opportunities Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $500,000 of New York, NY 6.0% bonds due 10/15/2023 - Rated: Aa3/AA, CUSIP No.: 64966HDA5 (the "Bonds") at a purchase price of $98.351 per unit. The Bonds were purchased from Morgan Stanley, a member of the underwriting syndicate offering the bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Morgan Stanley

Banc of America Securities LLC
Barclays Capital
Cabrera Capital Markets, Inc.
Citi
Commerce Capital Markets, Inc.
DEPFA First Albany Securities LLC
Goldman, Sachs & Co.
Jackson Securities
Janney Montgomery Scott LLC
JP Morgan
Loop Capital Markets, LLC
Merrill Lynch & Co.
M.R. Beal & Company
Prager, Sealy & Co., LLC
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets
Roosevelt & Cross Incorporated
Siebert Branford Shank & Co., LLC
Southwest Securities, Inc.
Wachovia Bank, National Association

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 26, 2009.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date: 10/17/2008
3. Total Net Assets of Account/Fund: $10,900,000
4. Type and Description of Security to be Purchased New York NY 6.0% 10/15/2023
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $550,000,000
9. CUSIP: 64966HDA5
10. Amount Purchased by Account/Fund: 500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets: 4.58%
13. Purchase Price of Securities (if at par, so state): $98.351
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 6.17%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 6.17%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. ________;Other (Describe) X Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 1/29/2009
AND
LOB CIO/Designate Name (Print)) John Flahive Signature [signature] Date 1/29/2009
AND
Chief Compliance Officer Name (Print)) Katherine Cain Signature [signature] Date 1/29/2009

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate U.S. Government Fund
- BNY Mellon Short-Term U.S. Government Securities Fund

On November 25, 2008, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), each purchased $400,000 of Goldman Sachs Group Bonds 3.25% bonds due 6/15/2012 - Rated: AAA/AAA, CUSIP No.: 38146FAA9 (the "Bonds") at a purchase price of $99.612 per unit. The Bonds were purchased from Goldman Sachs, a member of the underwriting syndicate offering the Bonds, from their account. BNY Mellon Capital Markets, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Goldman Sachs

Daiwa Securities America Inc.
Jackson Securities, LLC
M.R. Beal & Company

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 26, 2009.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Inter US Gov Fnd
2. Anticipated Purchase Date: 11-25-08
3. Total Net Assets of Account/Fund: $120M
4. Type and Description of Security to be Purchased GOLDMAN SACHS GROUP BONDS 3.25% 6/15/2012
5. Credit Rating of Security (Rating/Rating Agency: AAA/AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: $5B
9. CUSIP: 38146FAA9
10. Amount Purchased by Account/Fund: 400,000 par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .008%
12. Amount Purchased as a Percentage of Account/Fund Assets: .279%
13. Purchase Price of Securities (if at par, so state): 99.612
14. Commission/Spread Received by Principal Underwriters: 0.30
15. Yield (as applicable): 3.367%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.367%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. ______;Other (Describe): X Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 11/25/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 11/25/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 11/25/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon ST Term US GOV Sec Fund
2. Anticipated Purchase Date: 11-25-08
3. Total Net Assets of Account/Fund: $143M
4. Type and Description of Security to be Purchased GOLDMAN SACHS GROUP BONDS 3.25% 6/15/2012
5. Credit Rating of Security (Rating/Rating Agency: AAA/AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: $5B
9. CUSIP: 38146FAA9
10. Amount Purchased by Account/Fund: 400,000 par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .0008%
12. Amount Purchased as a Percentage of Account/Fund Assets: .279%
13. Purchase Price of Securities (if at par, so state): 99.612
14. Commission/Spread Received by Principal Underwriters: 0.30
15. Yield (as applicable): 3.367%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.367%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. _______;Other (Describe): X Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 11/25/08
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 11/25/08
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 11/25/08

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate U.S. Government Fund
- BNY Mellon Short-Term U.S. Government Securities Fund

On November 26, 2008, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), each purchased $2,500,000 of Morgan Stanley Global Bonds 2.90% bonds due 12/1/2010 - Rated: AAA/AAA, CUSIP No.: 61757UAA8 (the "Bonds") at a purchase price of $99.94 per unit. The Bonds were purchased from Morgan Stanley, a member of the underwriting syndicate offering the Bonds, from their account. BNY Mellon Capital Markets, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. Question 5 under "Mutual Fund Purchases Only" on the attached sheets is clarified to read "No". No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Morgan Stanley

BB&T Capital Markets	HSBC
Blaylock & Company, Inc.	KeyBanc Capital Markets
BMO Capital Markets	Mitsubishi UFJ Securities
BNY Capital Markets, Inc.	RBC Capital Markets Corporation
CastleOak Securities, LP	Scotia Capital
Citi	SunTrust Robinson Humphrey
Deutsche Bank Securities	UBS Investment Bank
Goldman, Sachs & Co.	Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 26, 2009.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Inter US Gov Fnd
2. Anticipated Purchase Date: 11-26-08
3. Total Net Assets of Account/Fund: $121.9M
4. Type and Description of Security to be Purchased Morgan Stanley Global Bonds 2.90% 12/1/2010
5. Credit Rating of Security (Rating/Rating Agency: AAA/AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter In Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: $2, 250,000,000
9. CUSIP: 61757UAA8
10. Amount Purchased by Account/Fund: 2,500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .011%
12. Amount Purchased as a Percentage of Account/Fund Assets: 2.05 %
13. Purchase Price of Securities (if at par, so state): 99.94
14. Commission/Spread Received by Principal Underwriters: .25
15. Yield (as applicable): 2.931%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 2.931%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE______;
    Mellon Private Trust Co. N. A. _______;Other (Describe):___X___Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): Yes
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature ________ Date 11/25/2008
AND
LOB CIO/Designate Name (Print) John Flahive Signature ________ Date 11/25/2008
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature ________ Date 11/25/2008

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Sht Term US Govt Sec Fund
2. Anticipated Purchase Date: 11-26-08
3. Total Net Assets of Account/Fund: $144M
4. Type and Description of Security to be Purchased Morgan Stanley Global Bonds 2.90% 12/1/2010
5. Credit Rating of Security (Rating/Rating Agency: AAA/AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: $2, 250,000,000
9. CUSIP: 61757UAA8
10. Amount Purchased by Account/Fund: 2,500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .011%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.73 %
13. Purchase Price of Securities (if at par, so state): 99.94
14. Commission/Spread Received by Principal Underwriters: .25
15. Yield (as applicable): 2.931%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 2.931%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______;
Mellon Private Trust Co. N. A. ______;Other (Describe):__X__Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): Yes
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 11/26/2008
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 11/26/2008
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 11/26/2008

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On December 15, 2008, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,860,000 of United Technologies Corp. 6.125% bonds due 2/1/2019 - Rated: A2/A/A+, CUSIP No.: 913017BQ1 (the "Bonds") at a purchase price of $99.838 per unit. The Bonds were purchased from Citigroup, a member of the underwriting syndicate offering the bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Citigroup

Banc of America Securities LLC
Deutsche Bank Securities
HSBC
J.P. Morgan

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on March 26, 2009.

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 12/15/2008
3. Total Net Assets of Account/Fund: $764,737,403
4. Type and Description of Security to be Purchased United Technologies Corp. 6.125% 2/1/2019
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,250,000,000
9. CUSIP: 913017BQ1
10. Amount Purchased by Account/Fund: 1,860,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.24%
13. Purchase Price of Securities (if at par, so state): $99.838
14. Commission/Spread Received by Principal Underwriters: ½
15. Yield (as applicable): 6.145%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 6.145%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE________; Mellon Private Trust Co. N. A. __________;Other (Describe)____X____ Fund Board

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 12/15/2008
AND
LOB CIO/Designate Name (Print)) John Flahive Signature [signature] Date 12/15/2008
AND
Chief Compliance Officer Name (Print)) Katherine Cain Signature [signature] Date 12/15/2008

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

BNY Mellon Funds Trust
FINANCIAL REPORT
DIVIDENDS and DISTRIBUTIONS

Certifications

Dreyfus Certification

I attest that:

- The information on the attached summary accurately reflects the dividends and distributions of the funds for the period.
- All dividends and distributions for all funds were calculated in accordance with each Fund's policy.
- All dividends and distributions for the period were from the fund's net income or realized capital gains.
- The Fund Board has been notified of any distribution that would result in a return of capital to shareholders.
- All dividends and distributions for all funds were designated to shareholders in accordance with SEC Rule 19a-1 of the Investment Company Act of 1940, as amended *(source of payment other than income must be included on written statement to shareholder, i.e statement or check).*

[signature]	**James Windels** *Treasurer* BNY Mellon Funds Trust	1/13/09

CCO Certification

I have reviewed the enclosed board summary prepared by Dreyfus (the "Summary") and reports provided by Dreyfus summarizing the applicable daily, monthly, quarterly or annual distributions for the period.

I attest that:

- The Summary accurately reflects the dividend and distributions by the funds for the period.
- Based on my review and testing, I concur that all dividends and distributions for all funds were calculated in accordance with each Fund's policy.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	1/13/09